EXECUTION COPY Second Amendment to Purchase and Sale Agreement 1008327295v2 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of June 12, 2020 (this “Amendment”), is entered into among the Originators (the “Originators”) party to the Purchase and Sale Agreement, dated as of March 27, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”), TURNER BROADCASTING SYSTEM, INC., a Georgia corporation, as the initial servicer (in such capacity, the “Servicer”), and AT&T RECEIVABLES FUNDING II, LLC, a Delaware limited liability company (the “Buyer”). BACKGROUND: A. The Originators, the Servicer and the Buyer are parties to the Agreement. B. Concurrently herewith, the Seller, the Servicer, the Purchasers party thereto, the Group Agents party thereto, PNC Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “Third Amendment to A&R RPA”). C. The parties hereto desire to amend the Agreement as set forth herein. NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement). SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as set forth in Exhibit A to this Amendment, with text marked in underline indicating additions to the Agreement and with text marked in strikethrough indicating deletions to the Agreement. SECTION 3. Voluntary Termination of Originator. Pursuant to Section 8.3 of the Agreement, as amended hereby, the parties hereto hereby acknowledge and agree that E.C. Publications, Inc. (d/b/a DC Entertainment) shall be removed from the Agreement, as amended hereby, as an Originator as of the Effective Date (as defined below). SECTION 4. Representations and Warranties. Each of the Originators, the Servicer and the Buyer hereby represents and warrants as follows: a. Representations and Warranties. After giving effect to this Amendment, the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

2 Second Amendment to Purchase and Sale Agreement 1008327295v2 b. Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms. c. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Termination or Unmatured Event of Termination exists or shall exist. SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon (i) receipt by the Administrative Agent of duly executed counterparts of this Amendment and (ii) the effectiveness of the Third Amendment to A&R RPA in accordance with the terms thereof. SECTION 7. Amendment is a Transaction Document. For the avoidance of doubt, this Amendment shall constitute a Transaction Document for all purposes. SECTION 8. Section Headings. The various section headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. SECTION 9. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). SECTION 10. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS

3 Second Amendment to Purchase and Sale Agreement 1008327295v2 SECTION 10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE TRANSACTION DOCUMENTS. NOTHING IN THIS SECTION 10 SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. SECTION 11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT. SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 13. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [Signature Pages Follow]

S-1 Second Amendment to Purchase and Sale Agreement 1008327295v2 IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed by its duly authorized officer as of the date and year first above written. AT&T RECEIVABLES FUNDING II, LLC, as Buyer By: /s/ Andrew B. Keiser Name: Andrew B. Keiser Title: Vice President and Assistant Treasurer TURNER BROADCASTING SYSTEM, INC., as an Originator and as Servicer By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer HOME BOX OFFICE, INC., as an Originator By: /s/ Charles A. Mostella Name: Charles A. Mostella Title: Vice President and Assistant Treasurer HBO DIGITAL SERVICES, INC., as an Originator By: /s/ Charles A. Mostella Name: Charles A. Mostella Title: Vice President and Assistant Treasurer

S-2 Second Amendment to Purchase and Sale Agreement 1008327295v2 HBO HOME ENTERTAINMENT, INC., as an Originator By: /s/ Charles A. Mostella Name: Charles A. Mostella Title: Vice President and Assistant Treasurer AC HOLDINGS, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer BLEACHER REPORT, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer CABLE NEWS NETWORK, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer CARTOON INTERACTIVE GROUP, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer

S-3 Second Amendment to Purchase and Sale Agreement 1008327295v2 CNN INTERACTIVE GROUP, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer COURTROOM TELEVISION NETWORK, LLC, as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer GREAT BIG STORY, LLC, as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer TBS INTERACTIVE GROUP, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer

S-4 Second Amendment to Purchase and Sale Agreement 1008327295v2 THE CARTOON NETWORK, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer TNT INTERACTIVE GROUP, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer TURNER CLASSIC MOVIES, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer TURNER NETWORK TELEVISION, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer

S-5 Second Amendment to Purchase and Sale Agreement 1008327295v2 TURNER SPORTS, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer TURNER SPORTS INTERACTIVE, INC., as an Originator By: /s/ Cheryl E. Ingram Name: Cheryl E. Ingram Title: Senior Vice President, Controller & Chief Accounting Officer WARNER BROS. CONSUMER PRODUCTS INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer E.C. PUBLICATIONS, INC. (D/B/A DC ENTERTAINMENT), as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer

S-6 Second Amendment to Purchase and Sale Agreement 1008327295v2 WARNER BROS. DISTRIBUTING INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer WARNER BROS. WORLDWIDE TELEVISION DISTRIBUTION INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer WARNER BROS. INTERNATIONAL TELEVISION DISTRIBUTION INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer WB STUDIO ENTERPRISES INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer

S-7 Second Amendment to Purchase and Sale Agreement 1008327295v2 HORIZON SCRIPTED TELEVISION INC., as an Originator By: /s/ Tracy Tunnell Name: Tracy Tunnell Title: Vice President and Assistant Treasurer HORIZON ALTERNATIVE TELEVISION INC., as an Originator By: /s/ Tracy Tunnell Name: Tracy Tunnell Title: Vice President and Assistant Treasurer BONANZA PRODUCTIONS INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer TELEPICTURES PRODUCTIONS INC., as an Originator By: /s/ Tracy Tunnell Name: Tracy Tunnell Title: Vice President and Assistant Treasurer SHED MEDIA US INC., as an Originator By: /s/ Tracy Tunnell Name: Tracy Tunnell Title: Vice President and Assistant Treasurer

S-8 Second Amendment to Purchase and Sale Agreement 1008327295v2 WARNER HORIZON TELEVISION INC., as an Originator By: /s/ Tracy Tunnell Name: Tracy Tunnell Title: Vice President and Assistant Treasurer WARNER BROS. HOME ENTERTAINMENT INC., as an Originator By: /s/ Christopher Piazza Name: Christopher Piazza Title: Senior Vice President & Assistant Treasurer XANDR INC., as an Originator By: /s/ Andrew Keiser Name: Andrew Keiser Title: Vice President and Assistant Treasurer DIRECTV, LLC. as an Originator By: /s/ Andrew Keiser Name: Andrew Keiser Title: Vice President and Assistant Treasurer

S-9 Second Amendment to Purchase and Sale Agreement 1008327295v2 CONSENTED TO AND AGREED: PNC BANK, N.A., as Administrative Agent By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, N.A., as Group Agent for the PNC Group By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President WELLS FARGO BANK, NATIONAL ASSOCIATION, as Group Agent for the Wells Group By: /s/ Michael J. Landry Name: Michael J. Landry Title: Director MIZUHO BANK, LTD., as Group Agent for the Mizuho Group By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director THE TORONTO-DOMINION BANK, as Group Agent for the Toronto-Dominion Group By: /s/ Brad Purkis Name: Brad Purkis Title: Managing Director

S-10 Second Amendment to Purchase and Sale Agreement 1008327295v2 BANCO SANTANDER S.A. NEW YORK BRANCH, as Group Agent for the Santander Group By: /s/ Rita Walz-Cuccioli Name: Rita Walz-Cuccioli Title: Executive Director By: /s/ Xavier Ruiz Sena Name: Xavier Ruiz Sena Title: Managing Director BANK OF AMERICA, NATIONAL ASSOCIATION, as Group Agent for the Bank of America Group By: /s/ Christopher Haynes Name: Christopher Haynes Title: Senior Vice President SMBC NIKKO SECURITIES AMERICA, INC., as Group Agent for the Sumitomo Group By: /s/ Yukimi Konno Name: Yukimi Konno Title: Managing Director THE BANK OF NOVA SCOTIA, as a Group Agent for the Scotiabank Group By: /s/ Managing Director Name: Doug Noe Title: Managing Director

Exhibit A Exhibit A-1 Second Amendment to Purchase and Sale Agreement 1008327295v2 AMENDMENTS TO PURCHASE AND SALE AGREEMENT [attached]

EXHIBIT A TO SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 12, 2020 1008327295v2 PURCHASE AND SALE AGREEMENT Dated as of March 27, 2019 among VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO, as Originators, TURNER BROADCASTING SYSTEM, INC., as a Servicer, and AT&T RECEIVABLES FUNDING II, LLC, as Buyer

i 1008327295v2 CONTENTS Clause Subject Matter Page ARTICLE I AGREEMENT TO PURCHASE AND SELL SECTION 1.1. Agreement To Purchase and Sell ........................................................................... 2 SECTION 1.2. Timing of Purchases............................................................................................... 3 SECTION 1.3. Consideration for Purchases................................................................................... 4 SECTION 1.4. Purchase and Sale Termination Date ..................................................................... 4 SECTION 1.5. Intention of the Parties ........................................................................................... 4 ARTICLE II PURCHASE REPORT; CALCULATION OF PURCHASE PRICE SECTION 2.1. Purchase Report ..................................................................................................... 5 SECTION 2.2. Calculation of Purchase Price ................................................................................ 5 ARTICLE III CONTRIBUTIONS AND PAYMENT OF PURCHASE PRICE SECTION 3.1. Initial Contribution of Receivables and Initial Purchase Price Payment ............... 6 SECTION 3.2. Subsequent Purchase Price Payments .................................................................... 6 SECTION 3.3. Settlement as to Specific Receivables and Dilution ............................................... 7 ARTICLE IV CONDITIONS OF PURCHASES; ADDITIONAL ORIGINATORS SECTION 4.1. Conditions Precedent to Initial Purchase ............................................................... 8 SECTION 4.2. Additional Originators ......................................................................................... 10 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS SECTION 5.1. Organization and Good Standing ......................................................................... 11 SECTION 5.2. Due Qualification ................................................................................................. 11 SECTION 5.3. Power and Authority; Due Authorization ............................................................ 11 SECTION 5.4. Binding Obligations ............................................................................................. 11 SECTION 5.5. No Conflict or Violation ...................................................................................... 11 SECTION 5.6. Litigation and Other Proceedings ........................................................................ 12 SECTION 5.7. No Consents ......................................................................................................... 12 SECTION 5.8. Accuracy of Information ...................................................................................... 12 SECTION 5.9. Names and Location of Records .......................................................................... 12 SECTION 5.10. Eligible Receivables ........................................................................................... 12 SECTION 5.11. Investment Company Act ................................................................................... 13 SECTION 5.12. Sanctions ............................................................................................................ 13 SECTION 5.13. Bulk Sales Act .................................................................................................... 13

ii 1008327295v2 SECTION 5.14. Margin Regulations ............................................................................................ 13 SECTION 5.15. Perfection Representations ................................................................................. 13 SECTION 5.16. No Fraudulent Conveyance ................................................................................ 14 SECTION 5.17. Taxes .................................................................................................................. 14 SECTION 5.18. Credit and Collection Policy .............................................................................. 14 SECTION 5.19. Ordinary Course of Business ............................................................................. 14 SECTION 5.20. Reaffirmation of Representations and Warranties by each Originator .............. 14 ARTICLE VI COVENANTS OF THE ORIGINATORS SECTION 6.1. Covenants ............................................................................................................. 15 ARTICLE VII ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF RECEIVABLES SECTION 7.1. Rights of the Buyer .............................................................................................. 19 SECTION 7.2. Further Action Evidencing Purchases .................................................................. 19 ARTICLE VIII PURCHASE AND SALE TERMINATION EVENTS SECTION 8.1. Purchase and Sale Termination Events ................................................................ 19 SECTION 8.2. Remedies .............................................................................................................. 20 SECTION 8.3. Voluntary Termination ......................................................................................... 20 SECTION 8.4. Removal of Subject Originators; Reconveyance of Certain Transferred Receivables ............................................................................................... 20 ARTICLE IX INDEMNIFICATION SECTION 9.1. Indemnities by the Originators ............................................................................. 21 ARTICLE X MISCELLANEOUS SECTION 10.1. Amendments, etc ................................................................................................ 23 SECTION 10.2. Notices, etc ......................................................................................................... 24 SECTION 10.3. No Waiver; Cumulative Remedies .................................................................... 24 SECTION 10.4. Binding Effect; Assignability............................................................................. 24 SECTION 10.5. Governing Law .................................................................................................. 24 SECTION 10.6. Costs, Expenses and Taxes ................................................................................ 25 SECTION 10.7. SUBMISSION TO JURISDICTION ................................................................. 25 SECTION 10.8. WAIVER OF JURY TRIAL .............................................................................. 26 SECTION 10.9. Captions and Cross References; Incorporation by Reference ............................ 26 SECTION 10.10. Execution in Counterparts ................................................................................ 26 SECTION 10.11. Acknowledgment and Agreement .................................................................... 26

iii 1008327295v2 SECTION 10.12. No Proceeding .................................................................................................. 27 SECTION 10.13. Mutual Negotiations ......................................................................................... 27 SECTION 10.14. Severability ...................................................................................................... 27 SCHEDULES Schedule I List and Location of Each Originator Schedule II Location of Books and Records of Originators Schedule III Trade Names Schedule IV Notice Addresses EXHIBITS Exhibit A Form of Purchase Report Exhibit B Form of Subordinated Note Exhibit C Form of Joinder Agreement

Purchase and Sale Agreement 1008327295v2 This PURCHASE AND SALE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of March 27, 2019, is entered into among the VARIOUS ENTITIESSUBSIDIARIES OF AT&T, INC. LISTED ON SCHEDULE I HERETO (collectively, the “Originators” and each, an “Originator”), TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (“Turner”), as the initial Servicer (as defined below), and AT&T RECEIVABLES FUNDING II, LLC, a Delaware limited liability company (the “Buyer”). DEFINITIONS Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in Article I of the Receivables Purchase Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Buyer, as seller, Turner, as the initial Servicer (in such capacity, the “Servicer”), the Persons from time to time party thereto as Purchasers and Group Agents, PNC Bank, N.A., as Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent, and Section 1.2 of the Receivables Purchase Agreement (Other Interpretive Matters) shall apply to the interpretation of this Agreement. BACKGROUND 1. The Buyer is a special purpose limited liability company, all of the issued and outstanding membership interests of which are owned by Turner (“Contributing Originator”). 2. The Originators generate Receivables in the ordinary course of their businesses. 3. The Originators wish to sell and/or, in the case of the Contributing Originator, contribute Receivables and the Related Rights to the Buyer, and the Buyer is willing to purchase and/or accept such Receivables and the Related Rights from the Originators, on the terms and subject to the conditions set forth herein. 4. The Originators and the Buyer intend each such transaction to be a true sale and/or, in the case of the Contributing Originator, an absolute contribution and conveyance of Receivables and the Related Rights by each Originator to the Buyer, providing the Buyer with the full benefits of ownership of the Receivables, and the Originators and the Buyer do not intend the transactions hereunder to be characterized as a loan from the Buyer to any Originator. 5. The Buyer intends to sell certain of the Receivables and their Related Rights to the Administrative Agent (for the ratable benefit of the Purchasers according to their Capital as increased or reduced from time to time) pursuant to the Receivables Purchase Agreement. NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

2 1008327295v2 ARTICLE I AGREEMENT TO PURCHASE AND SELL SECTION 1.1. Agreement To Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement, each Originator, severally and for itself, agrees to sell to the Buyer, and the Buyer agrees to purchase from such Originator, from time to time on or after the Closing Date (or, solely in the case of HBO Home Entertainment, Inc., on or after June 1, 2019), but before the Purchase and Sale Termination Date (as defined in Section 1.4), all of such Originator’s right, title and interest in and to: (a) each Receivable (other than Contributed Receivables as defined in Section 3.1(a)) of such Originator that existed and was owing to such Originator at the closing of such Originator’s business on the Cut-Off Date (as defined below); (b) each Receivable (other than Contributed Receivables) generated by such Originator after the Cut-Off Date to but excluding the Purchase and Sale Termination Date; (c) all of such Originator’s interest in any goods (including Returned Goods), and documentation of title evidencing the shipment or storage of any goods (including Returned Goods), the sale of which gave rise to such Receivable; (d) all instruments and chattel paper that may evidence such Receivable; (e) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto; (f) solely to the extent necessary to irrevocably collect and enjoy the benefits of such Receivable, all of such Originator’s rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, subject, in each case, to any applicable terms of such Contract that may adversely impact the sale or assignment of such Contract (as opposed to the sale or the assignment of the Receivables or other proceeds arising thereunder); (g) any related investment property acquired with any Collections or other proceeds (as such term is defined in the applicable UCC) of any of the foregoing; and (h) all Collections and other proceeds (as defined in the UCC) of any of the foregoing that are or were received by such Originator on or after the Cut-Off Date, including, without limitation, all funds which either are received by such Originator, the Buyer or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of any of the above Receivables or are applied to such amounts owed by the Obligors (including, without limitation, any insurance payments that such Originator, the Buyer or the Servicer applies in the ordinary course of its business to amounts owed in respect of any of the above Receivables, and

3 1008327295v2 net proceeds of sale or other disposition of Returned Goods or other collateral or property of the Obligors in respect of any of the above Receivables or any other parties directly or indirectly liable for payment of such Receivables); provided, notwithstanding the foregoing or any other provision of any Transaction Document, none of the Buyer, the Administrative Agent, any Purchaser Party or any beneficiary thereof shall have the right to hold, review, view, audit or otherwise possess (x) any Contract; or (y) any financial reporting or other books or records specifically relating to such Contract and the Receivables generated thereunder, the disclosure of which is precluded by the applicable terms of such Contract; provided, further, however, that during the occurrence and continuance of an Event of Termination, to the extent that the related Obligor has defaulted in the payment of any Receivable, upon the request of the Administrative Agent and the Seller, the applicable Originator shall provide the Administrative Agent with such information reasonably requested with respect to any such Contract (which may be redacted versions of or excerpts of any Contract) to the extent needed for the Administrative Agent to enforce such Contract against the applicable Obligor. All purchases and contributions hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators and the Servicer set forth in this Agreement. No obligation or liability to any Obligor on any Receivable is intended to be assumed by the Buyer hereunder, and any such assumption is expressly disclaimed. The property, proceeds and rights described in clauses (c) through (h) above, including with respect to any Contributed Receivable, are herein referred to as the “Related Rights”, and the Buyer’s foregoing commitment to purchase Receivables and Related Rights is herein called the “Purchase Facility.” As used herein, “Cut-Off Date” means (a) with respect to each Originator party hereto on the date hereof, February 28, 2019, and (b) with respect to any Originator that first becomes a party hereto after the date hereof, the Business Day immediately prior to the date on which such Originator becomes a party hereto or such other date as the Buyer and such Originator agree to in writing. SECTION 1.2. Timing of Purchases. (a) Closing Date Purchases. Effective on the Closing Date, each Originator (other than HBO Home Entertainment, Inc.) hereby sells to the Buyer, and the Buyer hereby purchases, such Originator’s entire right, title and interest in, to and under (i) each Receivable (other than Contributed Receivables) that existed and was owing to such Originator at the Cut- Off Date, (ii) each Receivable (other than Contributed Receivables) generated by such Originator after the Cut-Off Date, to and including the Closing Date, and (iii) all Related Rights with respect thereto. (b) Subsequent Purchases. After the Closing Date (or, solely in the case of HBO Home Entertainment, Inc., on or after June 1, 2019), until the Purchase and Sale Termination Date, each Receivable and the Related Rights generated by each Originator shall be, and shall be deemed to have been, sold or contributed, as applicable, by such Originator to the Buyer immediately (and without further action) upon the generation of such Receivable.

4 1008327295v2 SECTION 1.3. Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to make Purchase Price payments to the Originators and to reflect all capital contributions in accordance with Article III. SECTION 1.4. Purchase and Sale Termination Date. The “Purchase and Sale Termination Date” shall be the earlier to occur of (a) the date the Purchase Facility is terminated pursuant to Section 8.2(a) and (b) the Termination Date. SECTION 1.5. Intention of the Parties. (a) It is the express intent of each Originator and the Buyer that each conveyance by such Originator to the Buyer pursuant to this Agreement of the Receivables, including without limitation, all Receivables, if any, constituting general intangibles as defined in the UCC, and all Related Rights be construed as a valid and perfected sale (or contribution) and absolute assignment (without recourse except as expressly provided herein) of such Receivables and Related Rights by such Originator to the Buyer (rather than the grant of a security interest to secure a debt or other obligation of such Originator) and that the right, title and interest in and to such Receivables and Related Rights conveyed to the Buyer be prior to the rights of and enforceable against all other Persons at any time, including, without limitation, lien creditors, secured lenders, purchasers and any Person claiming through such Originator. However, if, contrary to the mutual intent of the parties, any conveyance of Receivables, including without limitation any Receivables constituting general intangibles as defined in the UCC, and all Related Rights is not construed to be both a valid and perfected sale (or contribution) and absolute assignment of such Receivables and Related Rights, and a conveyance of such Receivables and Related Rights that is prior to the rights of and enforceable against all other Persons at any time, including without limitation lien creditors, secured lenders, purchasers and any Person claiming through such Originator, then, it is the intent of such Originator and the Buyer that (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC and (ii) such Originator shall be deemed to have granted to the Buyer as of the date of this Agreement, and such Originator hereby grants to the Buyer a security interest in, to and under all of such Originator’s right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created by such Originator transferred or purported to be transferred hereunder, which security interest shall secure the obligations of such Originator under this Agreement. (b) It is the express intent of each Party to this Agreement to treat, for U.S. federal income tax purposes, (i) each conveyance to the Buyer by the Originators, other than the Contributing Originator, as sales of the Receivables and Related Rights by such Originator to the Buyer; (ii) each conveyance by the Contributing Originator to the Buyer, as a contribution of the Contributed Receivables and Related Rights by the Contributing Originator to the Buyer; (iii) to treat the Buyer as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701 3 for U.S. federal income tax purposes that is wholly owned by a “United States person” (within the meaning of Section 7701(a)(30) of the Code); and (iv) to treat the Subordinated Notes as indebtedness. Each Party agrees, unless otherwise required by Applicable Law, not to take any position inconsistent with the foregoing for tax reporting purposes.

5 1008327295v2 ARTICLE II PURCHASE REPORT; CALCULATION OF PURCHASE PRICE SECTION 2.1. Purchase Report. On the Closing Date and on each date when an Information Package is due to be delivered under the Receivables Purchase Agreement (each such date, a “Monthly Purchase Report Date”), the Servicer shall deliver to the Buyer and each Originator a report in substantially the form of Exhibit A (each such report being herein called a “Purchase Report”) setting forth, among other things: (a) The aggregate amount of Receivables purchased by the Buyer from each Originator, or contributed to the capital of the Buyer by Contributing Originator, on the Closing Date (in the case of the Purchase Report to be delivered on the Closing Date); (b) The aggregate amount of Receivables purchased by the Buyer from each Originator, or contributed to the capital of the Buyer by Contributing Originator, during the Fiscal Month immediately preceding such Monthly Purchase Report Date (in the case of each subsequent Purchase Report); and (c) The calculations of reductions of the Purchase Price for any Receivables as provided in Section 3.3(a) and (b). SECTION 2.2. Calculation of Purchase Price. The “Purchase Price” to be paid to each Originator on any Payment Date in accordance with the terms of Article III for the Receivables and the Related Rights that are purchased hereunder from such Originator shall equal the fair value of such Receivables as agreed upon by such Originator and the Buyer prior to such Payment Date, which Purchase Price shall not be greater than the amount determined in accordance with the following formula: PP = OB x FMVD where: P = Purchase Price for each Receivable as calculated on the relevant Payment Date. OB = The Outstanding Balance of such Receivable on the relevant Payment Date. FMVD = Fair Market Value Discount, which is equal to 99%. “Payment Date” means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business.

6 1008327295v2 ARTICLE III CONTRIBUTIONS AND PAYMENT OF PURCHASE PRICE SECTION 3.1. Initial Contribution of Receivables and Initial Purchase Price Payment. (a) On the Closing Date, Contributing Originator shall, and hereby does, contribute to the capital of the Buyer Receivables and Related Rights consisting of each Receivable of Contributing Originator that exists and is owing to Contributing Originator on the Closing Date beginning with the oldest of such Receivables and continuing chronologically thereafter such that the equity (taking into account any cash contributions made on or prior to the Closing Date) held by Contributing Originator in the Buyer, after giving effect to such contribution of Receivables (the value of which shall be determined based on the Purchase Price definition), shall be at least equal to the Required Capital Amount. Each Receivable or portion thereof contributed by Contributing Originator to the capital of the Buyer pursuant to this Section 3.1(a) and Section 3.2 below is herein referred to as a “Contributed Receivable”. (b) On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to pay to each Originator the Purchase Price for the purchase to be made from such Originator on the Closing Date (i) to the extent the Buyer has cash available therefor, partially in cash (in an amount to be agreed between the Buyer and such Originator and set forth in the initial Purchase Report) and, solely in the case of Contributing Originator if elected by Contributing Originator in its sole discretion, by accepting a contribution to the Buyer’s capital and (ii) the remainder by issuing a promissory note in the form of Exhibit B to such Originator (each such promissory note, as it may be amended, supplemented, endorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called a “Subordinated Note”) with an initial principal amount equal to the remaining Purchase Price payable to such Originator not paid in cash or, in the case of Contributing Originator, contributed to the Buyer’s capital. SECTION 3.2. Subsequent Purchase Price Payments. On each Payment Date subsequent to the Closing Date, on the terms and subject to the conditions set forth in this Agreement, the Buyer shall pay the Purchase Price to each Originator for the Receivables and the Related Rights generated by such Originator on such Payment Date: (a) First, in cash to each Originator to the extent the Buyer has cash available therefor, including any Release (and such payment is not prohibited under the Receivables Purchase Agreement); (b) Second, solely in the case of Contributing Originator, if elected by Contributing Originator in its sole discretion, to the extent any portion of the Purchase Price remains unpaid, by accepting a contribution of such Receivable and the Related Rights to its capital in an amount equal to such remaining unpaid portion of such Purchase Price; and (c) Third, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the applicable Subordinated Note shall be automatically increased by an amount equal to the lesser of (x) such remaining unpaid portion of such Purchase

7 1008327295v2 Price and (y) the maximum increase in the principal balance of the applicable Subordinated Note that could be made without rendering the Buyer’s Net Worth less than the Required Capital Amount; provided, however, that if more than one Originator is selling Receivables to the Buyer on the date of such purchase, the Buyer shall make cash payments among the Originators in such a way as to minimize to the greatest extent practicable the aggregate principal amounts outstanding under the Subordinated Notes; provided, further, however, that the foregoing shall not be construed to require Contributing Originator to make any capital contribution to the Buyer. “Net Worth” has the meaning set forth under “Seller’s Net Worth” in the Receivables Purchase Agreement. All amounts paid by the Buyer to any Originator shall be allocated first to the payment of any Purchase Price then due and unpaid, second to the payment of accrued and unpaid interest on the Subordinated Note of such Originator; third to the repayment of the principal outstanding on the Subordinated Note of such Originator to the extent of such outstanding principal thereof as of the date of such payment before such amounts may be allocated for any other purpose and fourth, as a distribution on capital. The Servicer shall make all appropriate record keeping entries with respect to each of the Subordinated Notes to reflect the foregoing payments and payments and reductions made pursuant to Section 3.3, and the Servicer’s books and records shall constitute rebuttable presumptive evidence of the principal amount of, and accrued interest on, each of the Subordinated Notes at any time. Each Originator hereby irrevocably authorizes the Servicer to mark the Subordinated Notes “CANCELED” and to return such Subordinated Notes to the Buyer upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date. If, on any Business Day, the Buyer is unable to pay the Purchase Price for Receivables and Related Rights pursuant to this Section 3.2, then the Originators shall on such Business Day provide written notice thereof to the Administrative Agent. SECTION 3.3. Settlement as to Specific Receivables and Dilution. (a) If, (i) on the day of purchase or contribution of any Receivable from an Originator hereunder, any of the representations or warranties set forth in Sections 5.8 or 5.10 are not true with respect to such Receivable or (ii) as a result of any action or inaction (other than solely as a result of the failure to collect such Receivable due to a discharge in bankruptcy or similar insolvency proceeding or other credit related reasons with respect to the relevant Obligor) of such Originator, on any subsequent day, any of such representations or warranties set forth in Sections 5.8 or 5.10 is no longer true with respect to such Receivable, the Purchase Price for such Receivable shall be reduced in an amount equal to the Outstanding Balance of such Receivable and shall be accounted to such Originator as provided in clause (c) below; provided, that if the Buyer thereafter receives payment on account of the Outstanding Balance of such Receivable, the Buyer promptly shall deliver such funds to such Originator. (b) If, on any day, the Outstanding Balance of any Receivable purchased or contributed hereunder is reduced or adjusted as a result of any defective, rejected, returned,

8 1008327295v2 repossessed or foreclosed goods, or services, or any revision, cancellation, allowance, rebate, credit memo, discount or other adjustment made by the Buyer, any Originator, the Servicer or any Affiliate of the Servicer, or any setoff, counterclaim or dispute between the Buyer, any Originator, the Servicer or any Affiliate of the Servicer, and an Obligor, the Purchase Price for such Receivable shall be reduced in the amount of such reduction or adjustment and shall be accounted to such Originator as provided in clause (c) below; provided, that if the Buyer thereafter receives payment on account of the Outstanding Balance of such Receivable, the Buyer promptly shall deliver such funds to such Originator. (c) Any reduction in the Purchase Price of any Receivable pursuant to clause (a) or (b) above shall be applied as a credit for the account of the Buyer against the Purchase Price of Receivables subsequently purchased by the Buyer from such Originator hereunder; provided, however if there have been no purchases of Receivables from such Originator (or insufficiently large purchases of Receivables prior to the Settlement Date immediately following any such reduction in the Purchase Price of any Receivable) to create a Purchase Price sufficient to so apply such credit against, the amount of such credit: (i) to the extent of any outstanding principal balance under the Subordinated Note payable to such Originator, shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the Subordinated Note payable to such Originator; and (ii) after making any deduction pursuant to clause (i) above, shall be paid in cash to the Buyer by such Originator on such Settlement Date subject to the following proviso; provided, further, that at any time (x) when an Event of Termination exists under the Receivables Purchase Agreement, (y) when the Aggregate Capital exceeds the Capital Coverage Amount at such time under the Receivables Purchase Agreement or (z) on or after the Purchase and Sale Termination Date, the amount of any such credit shall be payable by such Originator to the Buyer within two (2) Business Days from the event giving rise to such Deemed Collection in cash by deposit of immediately available funds into a Collection Account for application by the Servicers to the same extent as if Collections of the applicable Receivable in such amount had actually been received on such date. ARTICLE IV CONDITIONS OF PURCHASES; ADDITIONAL ORIGINATORS SECTION 4.1. Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the condition precedent that the Buyer, the Administrative Agent (as the Buyer’s assignee) and each Group Agent shall have received, on or before the Closing Date, the following, each (unless otherwise indicated) dated the Closing Date, and each in form and substance satisfactory to the Buyer and the Administrative Agent (as the Buyer’s assignee) and each Group Agent: (a) a copy of the resolutions or unanimous written consent of the board of directors or other governing body of each Originator, approving this Agreement and the other

9 1008327295v2 Transaction Documents to be executed and delivered by it and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of such Originator; (b) good standing certificates for each Originator issued as of a recent date acceptable to the Buyer and the Administrative Agent (as the Buyer’s assignee) by the Secretary of State (or similar official) of the jurisdiction of such Originator’s organization or formation; (c) a certificate of the Secretary or Assistant Secretary of each Originator, certifying the names and true signatures of the officers authorized on such Person’s behalf to sign this Agreement and the other Transaction Documents to be executed and delivered by it (on which certificate the Servicer, the Buyer, the Administrative Agent (as the Buyer’s assignee) and each Group Agent may conclusively rely until such time as the Servicer, the Buyer, the Administrative Agent (as the Buyer’s assignee) and each Group Agent shall receive from such Person a revised certificate meeting the requirements of this clause (c)); (d) the certificate or articles of incorporation or other organizational document of each Originator (including all amendments and modifications thereto) duly certified by the Secretary of State (or similar official) of the jurisdiction of such Originator’s organization as of a recent date, together with a copy of the by-laws or other governing documents of such Originator (including all amendments and modifications thereto), as applicable, each duly certified by the Secretary or an Assistant Secretary of such Originator; (e) financing statements (Form UCC-1) that have been duly authorized and name each Originator as the debtor/seller and the Buyer as the buyer/assignor (and the Administrative Agent, for the benefit of the Secured Parties, as secured party/assignee) of the Receivables generated by such Originator as may be necessary or, in the Buyer’s or the Administrative Agent’s reasonable opinion, desirable under the UCC of all appropriate jurisdictions to perfect the Buyer’s ownership or security interest in such Receivables and the Related Rights in which an ownership or security interest has been assigned to it hereunder; (f) a written search report from a Person satisfactory to the Buyer and the Administrative Agent (as the Buyer’s assignee) listing all effective financing statements that name the Originators as debtors or sellers and that are filed in all jurisdictions in which filings may be made against such Person pursuant to the applicable UCC, together with copies of such financing statements (none of which, except for those described in the foregoing clause (e) (and/or released or terminated, as the case may be, on or prior to the date hereof), shall cover any Receivable or any Related Rights which are to be sold to the Buyer hereunder), and tax and judgment lien search reports from a Person satisfactory to the Buyer and the Administrative Agent (as the Buyer’s assignee) showing no evidence of such liens filed against any Originator; (g) opinions of counsel to the Originators, in form and substance satisfactory to the Buyer, the Administrative Agent and each Group Agent; (h) evidence (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered by it in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and

10 1008327295v2 effectiveness of such other Transaction Documents has been satisfied to the Buyer’s and the Administrative Agent’s (as the Buyer’s assignee) satisfaction; (i) a copy of a Subordinated Note in favor of each Originator (other than the Contributing Originator), duly executed by the Buyer. SECTION 4.2. Additional Originators. Additional Persons may be added as Originators hereunder, with the prior written consent of the Buyer, the Administrative Agent and each Group Agent (which consents may be granted or withheld in their sole discretion); provided that the following conditions are satisfied or waived in writing by the Administrative Agent and each Group Agent on or before the date of such addition: (a) the Servicer shall have given the Buyer, the Administrative Agent and each Group Agent at least thirty (30) days’ prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as the Buyer, the Administrative Agent or any Group Agent may reasonably request; (b) such proposed additional Originator shall have executed and delivered to the Buyer, the Administrative Agent and each Group Agent an agreement substantially in the form attached hereto as Exhibit C (a “Joinder Agreement”); (c) such proposed additional Originator shall have delivered to the Buyer, the Administrative Agent (as the Buyer’s assignee) and each Group Agent each of the documents with respect to such Originator described in Section 4.1, in each case in form and substance satisfactory to the Buyer, the Administrative Agent (as the Buyer’s assignee) and each Group Agent; (d) such proposed additional Originator is organized under the laws of the United States or any State thereof; (e) the Performance Guarantor shall have delivered a reaffirmation, acknowledgment and consent with respect to the Joinder Agreement of such proposed additional Originator; (f) no Purchase and Sale Termination Event shall have occurred and be continuing; and (g) no Event of Termination shall have occurred and be continuing. Notwithstanding the foregoing, any additional Person may be added as an Originator hereunder, with the prior consent of the Buyer and the Administrative Agent but without the prior consent of any Group Agent, so long as (i) such Person will be a Subject Originator after giving effect to its initial sale of Receivables hereunder, (ii) the other conditions set forth in this Section 4.2 are satisfied at the time such Person becomes an Originator hereunder, (iii) the Administrative Agent shall have received a pro forma Information Package reflecting the addition of such Originator or business for the most recently completed Fiscal Month or for such other period as agreed to by the Administrative Agent, and (iv) the aggregate Outstanding Balance of all Receivables of such

11 1008327295v2 Originator plus the aggregate Outstanding Balance of all Receivables of each other Subject Originator joined hereto over the 12 month period ending on the date of such addition does not exceed 10.0% of the aggregate Outstanding Balance of all Receivables in the Receivables Pool on the date of such addition. ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS In order to induce the Buyer to enter into this Agreement and to make purchases hereunder, each Originator hereby makes the representations and warranties set forth in this Article V solely with respect to itself and the Receivables sold or contributed to the Buyer under this Agreement: SECTION 5.1. Organization and Good Standing. Such Person is a corporation, limited liability company or limited partnership, as applicable, duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, with the power and authority under its organizational documents and under the laws of the jurisdiction of its organization to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted. SECTION 5.2. Due Qualification. Such Person is duly qualified to do business, is in good standing as a foreign entity and has obtained all necessary licenses and approvals in all in which the conduct of its business or the servicing of the Pool Receivables as required by this Agreement requires such qualification, licenses or approvals, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 5.3. Power and Authority; Due Authorization. Such Person has all necessary power and authority to (i) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (ii) perform its obligations under this Agreement and the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party have been duly authorized by such Person by all necessary action. SECTION 5.4. Binding Obligations. This Agreement and each of the other Transaction Documents to which it is a party constitutes legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. SECTION 5.5. No Conflict or Violation. The execution and delivery of this Agreement and each other Transaction Document to which such Person is a party, the performance of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms of this Agreement and the other Transaction Documents by such Party will not conflict with, result in any breach of any of the terms or provisions of, or constitute (with

12 1008327295v2 or without notice or lapse of time or both) a default under, the organizational documents of such Person or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it or any of its property is bound except where such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect. SECTION 5.6. Litigation and Other Proceedings. There is no action, suit, proceeding or investigation pending, or to such Person’s knowledge threatened, against such Person before any Governmental Authority: (i) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document; or (ii) seeking any determination or ruling that could materially and adversely affect the performance by such Person of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents. SECTION 5.7. No Consents. Such Person is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization or declaration of or with any Governmental Authority in connection with the execution, delivery, or performance of this Agreement or any other Transaction Document to which it is a party that has not already been obtained, except where the failure to obtain such consent, license, approval, registration, authorization or declaration could not reasonably be expected to have a Material Adverse Effect. SECTION 5.8. Accuracy of Information. All certificates, reports, statements, documents and other information furnished in writing to the Buyer, Administrative Agent or any other Purchaser Party by or on behalf of such Person pursuant to any provision of this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Transaction Document (taken as a whole and combined with all information previously furnished to the Administrative Agent or such other Purchaser Party), in light of the circumstances under which such information was furnished, was, at the time the same were so furnished, true and accurate in all material respects on the date the same were furnished to the Buyer, Administrative Agent or such other Purchaser Party, and did not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading. SECTION 5.9. Names and Location of Records. The legal name of such Originator is as set forth on the signature pages hereto. Schedule III, lists of all trade names or similar appellations used by such Originator or any of its divisions or other business units that generate Pool Receivables. Such Originator is “located” (as such term is defined in the applicable UCC) in the jurisdiction specified in Schedule I and such jurisdiction has not changed within four months prior to the date of this Agreement. The office(s) where such Originator keeps its records concerning the Receivables is at the address(es) set forth on Schedule II. SECTION 5.10. Eligible Receivables. Each Receivable sold, contributed, transferred or assigned hereunder that is designated as an Eligible Receivable in an Information Package was an Eligible Receivable on the date of such sale, transfer, contribution or assignment.

13 1008327295v2 SECTION 5.11. Investment Company Act. Such Person is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act. SECTION 5.12. Sanctions. Such Originator has not made any sale or contribution, and such Originator has not directly or to its knowledge indirectly used the proceeds of any sale or contribution, in each case (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (ii) in any manner that would result in the violation of any Sanctions applicable to such Originator or its Subsidiaries or, to the knowledge of such Originator, any other party to the Receivables Purchase Agreements. SECTION 5.13. Bulk Sales Act. No transaction contemplated by this Agreement requires compliance by it with any bulk sales act or similar law. SECTION 5.14. Margin Regulations. No proceeds of any sale or contribution will be used (i) for the purpose which violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended. SECTION 5.15. Perfection Representations. (a) Prior to the sale, contribution or grant of security interest in each Receivable hereunder, such Originator was the owner and has good and marketable title to such Receivable free and clear of any Adverse Claim other than Permitted Liens of any Person. After giving effect to the sale, contribution of, or grant of security interest in, such Receivables, the Buyer owns or has a first priority perfected security interest in such Receivables free and clear of any Adverse Claim other than Permitted Liens of any Person. (b) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and Related Rights in favor of the Buyer, which security interest is, and will at all times be, a first priority perfected security interest prior to all other liens, and is enforceable as such as against creditors of and purchasers from each Originator. (c) The Receivables constitute “accounts”, “chattel paper” or “payment intangibles” within the meaning of the applicable UCC. (d) All appropriate financing statements, financing statement amendments and continuation statements will be filed in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect (and continue the perfection of) the sale and contribution of the Receivables and Related Rights from each Originator to the Buyer (solely to the extent perfection may be achieved by filing a financing statement under the UCC) pursuant to this Agreement. (e) Other than the security interest granted to the Buyer pursuant to this Agreement, such Originator has not pledged, assigned, sold, granted a security interest in, or

14 1008327295v2 otherwise conveyed any of the Receivables or Related Rights except as permitted by this Agreement and the other Transaction Documents. Such Originator has not authorized the filing of and is not aware of any financing statements filed against such Originator that include a description of collateral covering the Receivables and Related Rights other than any financing statement (i) in favor of the Buyer or (ii) that has been terminated. (f) Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Section 5.16 shall be continuing and remain in full force and effect until the Final Payout Date. SECTION 5.16. No Fraudulent Conveyance. No sale or contribution hereunder constitutes a fraudulent transfer or conveyance under any United States federal or applicable state bankruptcy or insolvency laws or is otherwise void or voidable under such or similar laws or principles or for any other reason. SECTION 5.17. Taxes. Such Originator has (i) timely filed all U.S. federal and other material tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP, except in each case to the extent that such failure to file or pay could not reasonably be expected to have a Material Adverse Effect. SECTION 5.18. Credit and Collection Policy. Such Originator has complied in all material respects with the Credit and Collection Policy with regard to the generation of each Receivable sold or contributed hereunder and the related Contracts. SECTION 5.19. Ordinary Course of Business. If (but only to the extent that) the conveyance of any property described herein is not characterized by a court or other Governmental Authority as a sale, each remittance of Collections by an Originator to the Buyer under this Agreement will have been (i) in payment of an obligation incurred by such Originator in the ordinary course of business or financial affairs of such Originator and the Buyer and (ii) made in the ordinary course of business or financial affairs of such Originator and the Buyer. SECTION 5.20. Reaffirmation of Representations and Warranties by each Originator. On each day that a new Receivable is created, and when sold or contributed to the Buyer hereunder, such Originator shall be deemed to have certified that all representations and warranties in this Article V are true and correct, in each case in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation or warranty shall be true and correct as made) on and as of such day (except for representations and warranties which apply as to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) as of such earlier date). Notwithstanding any other provision of this Agreement or any other Transaction Document, the representations contained in this Article shall be continuing and remain in full force and effect until the Final Payout Date.

15 1008327295v2 ARTICLE VI COVENANTS OF THE ORIGINATORS SECTION 6.1. Covenants. From the date hereof until the Final Payout Date, each Originator will, unless the Administrative Agent and the Buyer shall otherwise consent in writing, perform the following covenants: (a) Preservation of Existence. Each Originator will preserve and maintain its legal existence, rights, franchises, qualifications and privileges except where the failure to preserve and maintain such existence, rights, franchises, qualifications and privileges could not reasonably be expected to result in a Material Adverse Effect. (b) Notices. Each Originator will notify the Buyer, the Administrative Agent and each Group Agent in writing of any of the following events promptly upon (but in no event later than three (3) Business Days after) a Financial Officer or other officer learning of the occurrence thereof, with such notice describing the same, and if applicable, the steps being taken by the Person(s) affected with respect thereto (but solely to the extent such notification has not already been delivered pursuant to the Receivables Purchase Agreement): (i) Notice of Event of Termination, Unmatured Event of Termination or Purchase and Sale Termination Event. A statement of a Financial Officer of such Originator setting forth details of any Event of Termination, Unmatured Event of Termination or Purchase and Sale Termination Event that has occurred and is continuing and the action that such Originator proposes to take with respect thereto. (ii) Representations and Warranties. The failure of any representation or warranty made by such Originator herein or in any other Transaction Document (which representations or warranties are related to the Receivables) to be true (and correct) in any material respect. (iii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding with respect to such Originator which would reasonably be expected to have a Material Adverse Effect. (iv) Termination Event. The occurrence of a Purchase and Sale Termination Event under the Purchase and Sale Agreement. (v) Name Changes. Not later than thirty (30) days following the effectiveness of any change in any Originator’s name, jurisdiction of organization or any other change requiring the amendment of UCC financing statements. (vi) Material Adverse Effect. Promptly after the occurrence thereof, notice of any Material Adverse Effect with respect to such Originator. (c) Furnishing of Information and Inspection of Receivables. Each Originator will furnish or cause to be furnished to the Buyer, the Administrative Agent and each Group Agent from time to time such information with respect to the Pool Receivables and the other Sold Assets and Seller Collateral as the Buyer, the Administrative Agent or any Group Agent

16 1008327295v2 may reasonably request. Once a year (or more frequently, which may be as often as the Administrative Agent may determine, while an Event of Termination shall have occurred and be continuing), each Originator will, at such Originator’s expense, during regular business hours with reasonable prior written notice (i) permit the Buyer, the Administrative Agent and each Group Agent or their respective agents or representatives to (A) examine and make copies of and abstracts from all books and records relating to the Pool Receivables or other Sold Assets and the Seller Collateral, (B) visit the offices and properties of such Originator for the purpose of examining such books and records and (C) upon execution of a confidentiality agreement, discuss matters relating to the Pool Receivables, the other Sold Assets, the Seller Collateral or such Originator’s performance hereunder or under the other Transaction Documents to which it is a party with any of such Originator’s designated Financial Officers or independent public accountants of such Originator having knowledge of such matters and (ii) without limiting the provisions of clause (i) above, during regular business hours, at such Originator’s expense, upon prior written notice from the Administrative Agent, permit certified public accountants or other auditors acceptable to the Administrative Agent to conduct a review of its books and records with respect to such Pool Receivables and other Sold Assets and the Seller Collateral; provided, that the Seller shall be required to reimburse the Administrative Agent for only one (1) such review pursuant to clause (ii) above in any twelve-month period, unless an Event of Termination has occurred and is continuing; provided, notwithstanding the foregoing or any other provision of any Transaction Document, none of the Buyer, the Administrative Agent, any Purchaser Party or any beneficiary thereof shall have the right to hold, review, view, audit or otherwise possess (x) any Contract; or (y) any financial reporting or other books or records specifically relating to such Contract and the Receivables generated thereunder, the disclosure of which is precluded by the applicable terms of such Contract; provided, further, however, that during the occurrence and continuance of an Event of Termination, to the extent that the related Obligor has defaulted in the payment of any Receivable, upon the request of the Administrative Agent and the Seller, the applicable Originator shall provide the Administrative Agent with such information reasonably requested with respect to any such Contract (which may be redacted versions of or excerpts of any Contract) to the extent needed for the Administrative Agent to enforce such Contract against the applicable Obligor. (d) Payments on Receivables, Collection Accounts. Such Originator will at all times instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. Such Originator will, at all times, maintain such books and records necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of such Originator. If any payments on the Pool Receivables or other Collections are received by such Originator, it shall hold such payments in trust for the benefit of the Buyer, the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account. Such Originator shall not permit funds other than Collections on Pool Receivables and other Sold Assets and Seller Collateral to be deposited into any Collection Account except with respect to any amounts received in respect of Excluded Receivables; provided that in the event the Parent long-term credit rating is downgraded to below BB by S&P or Ba2 by Moody’s, such Originator shall use commercially reasonable efforts to cause all such funds not representing Collections on Pool Receivables and other Sold Assets and Seller Collateral to no longer be deposited into any Collection Account promptly upon the request of the Buyer or the Administrative Agent. Such Originator shall identify and transfer any

17 1008327295v2 funds not representing Collections on Pool Receivables and other Sold Assets and Seller Collateral deposited into any Collection Account to the appropriate Person entitled to such funds within two (2) Business Days of such deposit. Such Originator will not commingle Collections or other funds to which the Buyer, the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds except as set forth herein. Such Originator shall only add a Collection Account (or a related Lock-Box), or a Collection Account Bank to those listed on Schedule II to the Receivables Purchase Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. Such Originator shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent. (e) Extension or Amendment of Pool Receivables. Such Originator will not extend, amend, rescind or cancel any Pool Receivable except for modifications, waivers or restructurings of Pool Receivables and related Contracts such Originator may reasonably determine to be appropriate to maximize Collections thereof or reflect adjustments expressly permitted under the Credit and Collection Policy or as expressly required under Applicable Laws or the applicable Contract; provided, that for purposes of this Agreement: (i) such action shall not, and shall not be deemed to, change the number of days such Pool Receivable has remained unpaid from the date of the original due date related to such Pool Receivable, (ii) such action shall not alter the status of such Pool Receivable as a delinquent Receivable or limit the rights of any Secured Party under this Agreement or any other Transaction Document and (iii) if an Event of Termination has occurred and is continuing and neither Turner nor an Affiliate thereof is the Servicer at such time, the Servicer may take such action only upon the prior written consent of the Administrative Agent. (f) Security Interest, Etc. Such Originator, at its expense, will as promptly as practicable execute and deliver all instruments and documents and take all action necessary or reasonably requested by the Buyer or its assignee (including the authorization and filing of financing or continuation statements, amendments thereto or assignments thereof) to enable the Buyer or its assignee to exercise and enforce all its rights hereunder and to vest and maintain vested in the Buyer or its assignee a valid, first priority perfected security interest in the Pool Receivables free and clear of any Adverse Claim other than Permitted Liens. The Buyer or its assigns is hereby authorized to file any continuation statements and assignments thereof. A reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. Such Originator need not mark any contract relating to a Pool Receivable to indicate the Buyer’s interest therein or segregate the files from other Receivables then owned by the Originator. (g) Sanctions and Anti-Corruption. Such Originator will not request any sale, and Originator shall not directly or to its knowledge indirectly use the proceeds of any sale, in each case (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (ii) to fund any activities or business of or with any Person, or in any country or territory that, at the time of such funding is, or whose government is, the subject of Sanctions or

18 1008327295v2 in any manner that would result in the violation of any Sanctions applicable to Seller or, to the knowledge of such Seller, any other party hereto. (h) Sales, Liens, Etc. Except as otherwise provided herein, no Originator will sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim other than Permitted Liens upon (including, without limitation, the filing of any financing statement) or with respect to, any Pool Receivable or other Related Rights or assign any right to receive income in respect thereof. (i) Fundamental Changes. No Originator shall change its name, identity, corporate structure or state of registration in any manner that would (i) make any financing statement or continuation statement filed in accordance with paragraph (h) above “seriously misleading” within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC or any other applicable provision of the UCC or (ii) change its location (as defined in Section 9-307 of the UCC), in each case, unless not later than thirty (30) days following the effectiveness thereof, it shall have given notice thereof to the Buyer and the Administrative Agent and taken all action necessary or advisable in the reasonable opinion of the Buyer or the Administrative Agent to amend all previously filed financing statements or continuation statements, or to file appropriate new financing statements. (j) Nonconsolidation. Such Originator will operate in such a manner that the separate limited liability company existence of the Buyer would not be disregarded in the event of the bankruptcy or insolvency of such Originator or any member of such Originator. (k) Taxes. Such Originator will (i) timely file all U.S. federal and other material tax returns (federal, state and local) required to be filed by it and (ii) pay, or cause to be paid, before the same shall become delinquent, all taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, except in each case to the extent that such failure to file or pay could not reasonably be expected to have a Material Adverse Effect. (l) Books and Records. Such Originator will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records, computer tapes and disks and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).1 (m) Accounting for Purchases. Such Originator shall not account for or treat (whether in financial statements or otherwise, but other than with respect to tax returns, to the extent required by applicable tax laws) the transactions contemplated hereby in any manner other than as sales or contributions of the Receivables and Related Rights by such Originator to the 1 See note in RPA.

19 1008327295v2 Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with GAAP. ARTICLE VII ADDITIONAL RIGHTS AND OBLIGATIONS IN RESPECT OF RECEIVABLES SECTION 7.1. Rights of the Buyer. Each Originator hereby authorizes the Buyer, each Servicer or their respective designees or assignees under the Receivables Purchase Agreement (including, without limitation, the Administrative Agent) to take any and all steps in such Originator’s name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder, including, without limitation, endorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment; provided, however, the Administrative Agent shall not take any of the foregoing actions unless an Event of Termination has occurred and is continuing. Each Originator hereby grants to the Administrative Agent an irrevocable power-of-attorney, with full power of substitution, coupled with an interest, during the occurrence and continuation of an Event of Termination to take in the name of such Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by the Buyer (whether or not from such Originator) in connection with any Receivable sold, contributed or otherwise conveyed or purported to be conveyed by it hereunder or Related Right. SECTION 7.2. Further Action Evidencing Purchases. Each Originator hereby authorizes the Buyer or its designee or assignee (including, without limitation, the Administrative Agent) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables and Related Rights sold or otherwise conveyed or purported to be conveyed by it hereunder and now existing or hereafter generated by such Originator. ARTICLE VIII PURCHASE AND SALE TERMINATION EVENTS SECTION 8.1. Purchase and Sale Termination Events. Each of the following events or occurrences described in this Section 8.1 shall constitute a “Purchase and Sale Termination Event” (each event which with notice or the passage of time or both would become a Purchase and Sale Termination Event being referred to herein as an “Unmatured Purchase and Sale Termination Event”): (a) any Originator shall fail to make when due any payment or deposit to be made by it under this Agreement or any other Transaction Document to which it is a party and such failure shall remain unremedied for three (3) Business Days; (b) any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other

20 1008327295v2 Transaction Documents to which it is a party, or any other information or report delivered pursuant hereto or thereto shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; provided that no breach of a representation or warranty set forth in Sections 5.8 or 5.10 shall constitute a Purchase and Sale Termination Event pursuant to this clause (b) if credit has been given for a reduction of the Purchase Price, the outstanding principal balance of the applicable Subordinated Note has been reduced or the applicable Originator has made a cash payment to the Buyer, in any case, as required pursuant to Section 3.3(c) with respect to such breach after written notice; or (c) any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document to which it is a party on its part to be performed or observed and such failure shall continue unremedied for thirty (30) days after the such Originator has actual knowledge or receives written notice thereof. SECTION 8.2. Remedies. (a) Optional Termination. Upon the occurrence and during the continuation of a Purchase and Sale Termination Event, the Buyer (and not Servicer), with the prior written consent of the Administrative Agent shall have the option, by notice to the Originators (with a copy to the Administrative Agent and the Group Agents), to declare the Purchase Facility terminated. (b) Remedies Cumulative. Upon any termination of the Purchase Facility pursuant to Section 8.2(a), the Buyer (and the Administrative Agent as Buyer’s assignee) shall have, in addition to all other rights and remedies under this Agreement, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. SECTION 8.3. Voluntary Termination. The sale or contribution by any Originator of Receivables and Related Rights pursuant to this Agreement may be terminated by any party hereto upon 30 days’ prior notice to the other parties hereto and the Administrative Agent. , provided that such 30 days’ prior notice may be shortened to 1 day prior notice if such Originator is a Subject Originator and the conditions set forth in clauses (a), (b), (c) and (d) of Section 8.4 are satisfied after giving effect to such removal. For the avoidance of doubt, any Originator that is no longer a Subsidiary of the Performance Guarantor shall cease to be an Originator for all purposes hereunder. SECTION 8.4. Removal of Subject Originators; Reconveyance of Certain Transferred Receivables. In the event that any Receivable or Related Rights were originated by a Subject Originator or by a business or relevant portion of a business of any Originator that is being sold or otherwise transferred to a third-party purchaser that is not an Affiliate of Parent (in any case, a “Sold Business”), and, at the request of such third-party purchaser, the Receivables and Related Rights related to such Sold Business are to be included in such transfer, the Buyer shall, at the request of such Originator acting at the sole direction of such third-party purchaser, release and reconvey all of its right, title and interest in such Receivables and Related Rights (other than any Collections or proceeds received in connection with such sale, assignment or transfer or received prior to the date thereof) (collectively, the “Transferred Assets”) to such Originator (or its

21 1008327295v2 designee) acting on behalf of such third-party purchaser, with such third-party purchaser being obligated to purchase such Transferred Assets, or to the applicable third-party purchaser, free and clear of any Lien created hereby, by executing a release and reconveyance agreement in a form agreed to by such Originator at the time of such release and reconveyance and delivering a copy of such executed release and reconveyance to the Administrative Agent, so long as (a) at the time of any such release and reconveyance, the then Outstanding Balance of any such Transferred Assets together with the Outstanding Balance of any other Transferred Assets released and reconveyed pursuant to Section 8.4 during the 12-month period ending on the date such Transferred Assets are transferred shall not exceed 10.0% of the aggregate Outstanding Balance of all Receivables in the Receivables Pool on the date of such transfer, (b) no Event of Termination or Unmatured Event of Termination has occurred or will result from such release and reconveyance after the application of all Collections with respect thereto hereunder, (c) the Administrative Agent shall have received a pro forma Information Package reflecting the removal of such Originator or business for the most recently completed Fiscal Month or for such other period as agreed to by the Administrative Agent, and (d) after giving effect to such release and reconveyance and the application of all Collections with respect thereto under the Transaction Documents no Capital Coverage Deficit exists. Any proceeds of any such release and reconveyance shall be treated as Collections hereunder. ARTICLE IX INDEMNIFICATION SECTION 9.1. Indemnities by the Originators. Without limiting any other rights that the Buyer, the Administrative Agent, the Purchaser Parties, the Affected Persons and their respective assigns, officers, directors, agents and employees (each, a “Purchase and Sale Indemnified Party”) may have hereunder or under Applicable Law, each Originator (with respect to itself in its capacity as Originator) hereby agrees to indemnify each Purchase and Sale Indemnified Party from and against any and all claims, losses and liabilities (including reasonable Attorney Costs) (all of the foregoing being collectively referred to as “Purchase and Sale Indemnified Amounts”) arising out of or resulting from this Agreement or any other Transaction Document or the use of proceeds of the Investments or the security interest in respect of any Pool Receivable or any other Sold Assets or Seller Collateral; excluding, however, (a) Purchase and Sale Indemnified Amounts to the extent a court of competent jurisdiction holds that such Purchase and Sale Indemnified Amounts resulted from the bad faith, gross negligence or willful misconduct by the Purchase and Sale Indemnified Party seeking indemnification and (b) Taxes. Without limiting or being limited by the foregoing, each Originator shall pay on demand (it being understood that if any portion of such payment obligation is made from Collections, such payment will be made at the time and in the order of priority set forth in Section 4.01 of the Receivables Purchase Agreement), to each Purchase and Sale Indemnified Party any and all amounts necessary to indemnify such Purchase and Sale Indemnified Party from and against any and all Purchase and Sale Indemnified Amounts relating to or resulting from any of the following (but excluding Purchase and Sale Indemnified Amounts and Taxes described in clauses (a) and (b) above): (i) any representation, warranty or statement made or deemed made by such Originator (or any of its respective officers) under or in connection with this Agreement, any of the other Transaction Documents or any other information or report delivered by

22 1008327295v2 or on behalf of such Originator pursuant hereto which shall have been untrue or incorrect in any material respect when made or deemed made; (ii) the failure by such Originator to comply with any Applicable Law with respect to any Pool Receivable or the related Contract; or the failure of any Pool Receivable or the related Contract to conform to any such Applicable Law; (iii) the failure to vest in the Buyer a first priority perfected ownership or security interest in all or any portion of the Pool Receivables and Related Rights, in each case free and clear of any Adverse Claim other than Permitted Liens (other than to the extent resulting from the affirmative action of the Buyer); (iv) the failure to have filed, or any delay in filing, financing statements, financing statement amendments, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Pool Receivable, any other Sold Assets or any Seller Collateral, whether at the time of any Investment or at any subsequent time; (v) any dispute, claim or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Pool Receivable (including, without limitation, a defense based on such Pool Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from or relating to collection activities with respect to such Pool Receivable; (vi) any failure of such Originator to perform any of its duties or obligations in accordance with the provisions hereof and of each other Transaction Document related to Pool Receivables or to timely and fully comply with the Credit and Collection Policy in regard to each Pool Receivable; (vii) any claim resulting from the sale of goods or the rendering of services related to any Pool Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness; (viii) the commingling of Collections of Pool Receivables at any time with other funds; (ix) any investigation, litigation or proceeding (actual or threatened) related to this Agreement or any other Transaction Document or the use of proceeds of any Investments or in respect of any Pool Receivable, any other Sold Assets or any Seller Collateral or any related Contract; (x) any failure of such Originator to comply with its covenants, obligations and agreements contained in this Agreement or any other Transaction Document; (xi) any setoff with respect to any Pool Receivable;

23 1008327295v2 (xii) any claim brought by any Person other than a Purchase and Sale Indemnified Party arising from any activity by such Originator or any Affiliate of the Originator in servicing, administering or collecting any Pool Receivable; (xiii) the failure or delay to provide any Obligor with an invoice or other evidence of indebtedness; or (xiv) the use of proceeds of any Investment; (xv) any action taken by the Administrative Agent as attorney-in-fact for any Originator pursuant to this Agreement or any other Transaction Document using the same degree of skill and attention that the Administrative Agent exercises when acting for its own account; or (xvi) the failure by the Originator to pay when due any material taxes, including, without limitation, material sales, excise or personal property taxes. If for any reason the foregoing indemnification is unavailable to any Purchase and Sale Indemnified Party or insufficient to hold it harmless, then such Originator shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of such Originator and its Affiliates on the one hand and such Purchase and Sale Indemnified Party on the other hand in the matters contemplated by this Agreement as well as the relative fault of such Originator and its Affiliates and such Purchase and Sale Indemnified Party with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of each Originator under this Section shall be in addition to any liability which such Originator may otherwise have, shall extend upon the same terms and conditions to Purchase and Sale Indemnified Party, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of such Originator and the Purchase and Sale Indemnified Parties. ARTICLE X MISCELLANEOUS SECTION 10.1. Amendments, etc. (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Buyer, the Servicer and each Originator, with the prior written consent of the Administrative Agent and the Majority Group Agents. (b) No failure or delay on the part of the Buyer, any Servicer, any Originator, the Administrative Agent or any third-party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Buyer, any Servicer or any Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Buyer, the Administrative Agent or any Servicer under this Agreement shall, except as may

24 1008327295v2 otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. SECTION 10.2. Notices, etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include email and facsimile communication) and emailed, faxed or delivered, to each party hereto, at its address set forth under its name on Schedule IV hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by email or facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received; provided that any notice or communication sent after the recipient’s normal business hours will be effective upon the opening of the recipient’s next Business Day. SECTION 10.3. No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Turner and each Originator hereby authorizes the Buyer, the Administrative Agent, each Purchaser and each Group Agent (collectively, the “Set-off Parties”), at any time during the continuance of an Event of Termination, to the fullest extent permitted by law, to set off, against any obligations of Turner or such Originator to such Set-off Party arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 9.1) that are then due and payable or that are not then due and payable but have accrued, any and all deposits (general or special, time or demand, provisional or final) at any time held by, and any and all indebtedness at any time owing by, any Set-off Party to or for the credit or the account of Turner or such Originator. SECTION 10.4. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Buyer, the Servicer and each Originator and their respective successors and permitted assigns. No Originator may assign any of its rights hereunder or any interest herein without the prior written consent of the Buyer, the Administrative Agent and each Group Agent, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by any Originator or Servicer pursuant to Article V and the indemnification and payment provisions of Article IX and Section 10.6 shall be continuing and shall survive any termination of this Agreement. SECTION 10.5. Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER

25 1008327295v2 CONFLICTS OF LAW PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. SECTION 10.6. Costs, Expenses and Taxes. In addition to the obligations of the Originators and Servicers under Article IX, each Originator, severally and for itself alone, agrees to pay on demand: (a) to the Buyer (and any successor and permitted assigns thereof) and any third-party beneficiary of the Buyer’s rights hereunder all reasonable and documented out-of- pocket costs and expenses in connection with the preparation, negotiation, execution, delivery and administration of this Agreement (together with all amendments, restatements, supplements, consents and waivers, if any, from time to time hereto), including, without limitation, (i) the reasonable Attorney Costs for the Buyer (and any successor and permitted assigns thereof) and any third-party beneficiary of the Buyer’s rights hereunder with respect thereto and with respect to advising any such Person as to their rights and remedies under this Agreement and the other Transaction Documents (in each case, limited to a single counsel for all Purchaser Parties and their respective Affiliates) and (ii) subject to Section 6.1(c), reasonable and documented accountants’, auditors’ and consultants’ fees and expenses for the Buyer (and any successor and permitted assigns thereof) and any third-party beneficiary of the Buyer’s rights hereunder incurred in connection with the administration and maintenance of this Agreement or advising any such Person as to their rights and remedies under this Agreement or as to any actual or reasonably claimed breach of this Agreement or any other Transaction Document; (b) to the Buyer (and any successor and permitted assigns thereof) and any third-party beneficiary of the Buyer’s rights hereunder all reasonable and documented out-of- pocket costs and expenses (including Attorney Costs), of any such Person incurred in connection with the enforcement of any of their respective rights or remedies under the provisions of this Agreement and the other Transaction Documents; and (c) any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies or fees arising from any payment made hereunder or from the execution, delivery, filing, recording or enforcement of, or otherwise in respect of, this Agreement, except any such Taxes that are imposed with respect to an assignment or participation by a Purchaser pursuant to the Receivables Purchase Agreement, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees. SECTION 10.7. SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY

26 1008327295v2 LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ORIGINATOR OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SCHEDULE IV. NOTHING IN THIS SECTION 10.7 SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. SECTION 10.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. SECTION 10.9. Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Article, Section, Schedule or Exhibit are to such Article, Section, Schedule or Exhibit of this Agreement, as the case may be. The Schedules and Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement. SECTION 10.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 10.11. Acknowledgment and Agreement. By execution below, each Originator and the Servicer expressly acknowledges and agrees that all of the Buyer’s rights, title, and interests in, to, and under this Agreement (but not its obligations), shall be assigned by the Buyer to the Administrative Agent (for the benefit of the Purchasers) pursuant to the Receivables Purchase Agreement, and each Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Purchasers, the Group Agents, the Administrative Agent and each of the other Secured Parties are third-party beneficiaries of the rights of the Buyer arising hereunder and under the other Transaction Documents to which any

27 1008327295v2 Originator or Servicer is a party, and notwithstanding anything to the contrary contained herein or in any other Transaction Document, during the occurrence and continuation of an Event of Termination under the Receivables Purchase Agreement, the Administrative Agent, and not the Buyer, shall have the sole right to exercise all such rights and related remedies. SECTION 10.12. No Proceeding. Each Originator and the Servicer hereby agrees that it will not institute, or join any other Person in instituting, against the Buyer any Insolvency Proceeding for at least one year and one day following the Final Payout Date. Each Originator and the Servicer further agrees that notwithstanding any provisions contained in this Agreement to the contrary, the Buyer shall not, and shall not be obligated to, pay any amount in respect of any Subordinated Note or otherwise to such Originator or the Servicer pursuant to this Agreement unless the Buyer has received funds which may, subject to Section 4.01 of the Receivables Purchase Agreement, be used to make such payment. Any amount which the Buyer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or corporate obligation of the Buyer by such Originator or Servicer for any such insufficiency unless and until the provisions of the foregoing sentence are satisfied. The agreements in this Section 10.12 shall survive any termination of this Agreement. SECTION 10.13. Mutual Negotiations. This Agreement and the other Transaction Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Transaction Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Transaction Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof. SECTION 10.14. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. [Signature Pages Follow]

Purchase and Sale Agreement S-1 1008327295v2 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written. AT&T RECEIVABLES FUNDING II, LLC, as Buyer By: Name: Title: TURNER BROADCASTING SYSTEM, INC., as an Originator and as Servicer By: Name: Title: HOME BOX OFFICE, INC., as an Originator By: Name: Title: HBO DIGITAL SERVICES, INC., as an Originator By: Name: Title: HBO HOME ENTERTAINMENT, INC., as an Originator By: Name: Title:

Purchase and Sale Agreement S-2 1008327295v2 AC HOLDINGS, INC., as an Originator By: Name: Title: BLEACHER REPORT, INC., as an Originator By: Name: Title: CABLE NEWS NETWORK, INC., as an Originator By: Name: Title: CARTOON INTERACTIVE GROUP, INC., as an Originator By: Name: Title: CNN INTERACTIVE GROUP, INC., as an Originator By: Name: Title:

Purchase and Sale Agreement S-3 1008327295v2 COURTROOM TELEVISION NETWORK, LLC, as an Originator By: Name: Title: GREAT BIG STORY, LLC, as an Originator By: Name: Title: TBS INTERACTIVE GROUP, INC., as an Originator By: Name: Title: THE CARTOON NETWORK, INC., as an Originator By: Name: Title: TNT INTERACTIVE GROUP, INC., as an Originator By: Name: Title:

Purchase and Sale Agreement S-4 1008327295v2 TURNER CLASSIC MOVIES, INC., as an Originator By: Name: Title: TURNER NETWORK TELEVISION, INC., as an Originator By: Name: Title: TURNER SPORTS, INC., as an Originator By: Name: Title: TURNER SPORTS INTERACTIVE, INC., as an Originator By: Name: Title:

Purchase and Sale Agreement S-5 1008327295v2 ACKNOWLEDGED AND AGREED: PNC BANK, N.A., as Administrative Agent By: Name: Title:

Schedule I Schedule I-1 Purchase and Sale Agreement 1008327295v2 LIST AND LOCATION OF EACH ORIGINATOR

Schedule II Schedule II-1 Purchase and Sale Agreement 1008327295v2 LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Schedule III 1008327295v2 TRADE NAMES

Schedule IV 1008327295v2 NOTICE ADDRESSES

Exhibit A Exhibit A-1 Purchase and Sale Agreement 1008327295v2 FORM OF PURCHASE REPORT

Exhibit B Exhibit B-1 Purchase and Sale Agreement 1008327295v2 FORM OF SUBORDINATED NOTE

Exhibit C Exhibit C-1 Purchase and Sale Agreement 1008327295v2 FORM OF JOINDER AGREEMENT